VENERABLE VARIABLE INSURANCE TRUST

Venerable Bond Index Fund

SUPPLEMENT DATED OCTOBER 10, 2025, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2025

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated April 29, 2025, of the Venerable Bond Index Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

The following changes are being made to the Fund’s Summary Prospectus, Prospectus, and SAI, effective immediately:

I.	William Chong of Franklin Advisers, LLC no longer serves as a member of the team responsible for the day-to-day management of the Fund. All references to William Chong in the Fund’s Summary Prospectus, Prospectus, and SAI are hereby deleted in their entirety.

II.	The sub-section titled “Portfolio Managers” under the section titled “Sub-Adviser” in the Fund’s Summary Prospectus and in the Fund Summary section of the Prospectus is deleted in its entirety and replaced with the following:

The individual members of the team jointly and primarily responsible for the day-to-day portfolio management of the Fund are:

Name	Title	Date Began Managing the Fund
Patrick Klein, Ph.D.	Senior Vice President, Portfolio Manager	September 2025
Albert Chan, CFA	Head of Portfolio Construction	October 2025
Jesse Hurwitz	Analyst	October 2025

III.	The information pertaining to Albert Chan, CFA, in the section in the Prospectus titled “FT Portfolio Managers” under “MANAGEMENT – Sub-Advisers and Money Managers” is deleted in its entirety and replaced with the following:

Albert Chan, CFA

Mr. Chan is a portfolio manager and Head of Portfolio Construction within Franklin Templeton Fixed Income – Multi Sector. Prior to his current role which he took on in 2024, Mr. Chan was Head of Portfolio Construction for Putnam from 2016 to 2024 and was responsible for term structure strategies, including interest-rate and FX trading implementation, and quantitative modeling. He leads the team's efforts in researching market and macroeconomic data, building quantitative models, recommending broad positioning and portfolio construction ideas, and overseeing and monitoring portfolio implementation. He has been in the investment industry since he joined Putnam in 2002. Previously at Putnam, Mr. Chan served on the Investment-Grade Corporate, Global Term Structure, and High-Yield Corporate teams, including as an Analyst and a Portfolio Manager. Mr. Chan earned an M.S. in Financial Engineering from the University of California, Berkeley, and a B.S. in Computer Engineering from Simon Fraser University.

IV.	The below is added to the section in the Prospectus titled “FT Portfolio Managers” under “MANAGEMENT – Sub-Advisers and Money Managers”:

Jesse Hurwitz

Mr. Hurwitz joined Franklin in 2024 and is member of the Multisector portfolio management team within Franklin Templeton Fixed Income, focusing on developed market interest rates and currencies. He is responsible for managing the team's interest-rate, currency, and inflation investment processes. Prior to joining Franklin, Mr. Hurwitz was with Putnam from 2019 to 2024 and has been in the investment industry since 2011. Prior to joining Putnam, Mr. Hurwitz served as a Macro Research Analyst on the Global Multi-Asset Team at OppenheimerFunds from 2016 to 2019. Earlier, he served as a U.S. Economist at Barclays Capital from 2014 to 2016. Mr. Hurwitz earned a Master of Finance from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. in Economics from Skidmore College.

V.	The below section in the SAI titled “FT” under “OPERATION OF THE TRUST – PORTFOLIO MANAGERS.” is deleted in its entirety and replaced with the following:

Other Accounts Managed by FT Portfolio Managers and Assets Under Management in the Accounts as of August 31, 2025

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Jonathon Belk	4	$1,689.66	4	$1,134.16	1	$46.92	$2,870.74
Vaneet Chadha	5	7,421.97	8	590.49	6	716.30	8,728.76
Albert Chan(1)	14	16,616.05	9	1,846.02	43	3,219.92	21,681.98
Jesse Hurwitz	0	-	1	10.18	0	-	10.18
Tina Chou	11	11,484.69	2	430.48	0	-	11,915.17
Nick Hooten	7	10,969.18	0	-	0	-	10,969.18
Eric Johnson	0	-	0	-	0	-	-
Jacqueline Hurley Kenney	34	24,854.37	38	12,716.28	1	2.30	37,572.94
Patrick Klein(2)	25	28,765.07	10	2,682.51	15	6,569.29	38,016.88
Joshua Lohmeier	4	6,354.29	6	2,048.91	12	3,112.91	11,516.12
Thomas Nelson(3)	50	23,327.87	89	24,832.77	298	5,841.58	54,002.22
Patricia O'Connor	6	7,031.98	5	2,647.34	4	86.22	9,765.54
Mike Salm(4)	27	38,645.55	26	23,077.92	22	8,618.96	70,342.43
Glenn Voyles	8	6,287.02	11	3,211.92	3	46.57	9,545.51

(1) Albert Chan manages 1 'Other Type of Account' with a fee based on performance, with an AUM of $449.15 million as of 8/31/25.

(2) Patrick Klein manages 2 'Other Type of Accounts' with a fee based on performance, with an AUM of $1,755.69 million as of 8/31/25.

(3) Thomas Nelson manages 1 'Other Type of Account' with a fee based on performance, with an AUM of $0.15 million as of 8/31/25.

(4) Mike Salm manages 1 'Pooled Investment Vehicles' and 3 'Other Type of Accounts' with fees based on performance, with an AUM of $24.40 million and $4,106.17 million respectively, as of 8/31/25.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE